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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                DECEMBER 14, 1998
                Date of Report (Date of Earliest Event Reported):





                             BILLING CONCEPTS CORP.
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             (Exact name of registrant as specified in its charter)





           DELAWARE                     0-28536             74-2781950
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(State or other jurisdiction of        (Commission       (I.R.S. Employer
incorporation or organization)         File Number)      Identification No.)



7411 JOHN SMITH DRIVE, SUITE 200
        SAN ANTONIO, TEXAS                                     78229
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(Address of principal executive offices)                      (Zip Code)


                                 (210) 949-7000
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              (Registrant's Telephone Number, Including Area Code)










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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 14, 1998, the Company and its wholly owned subsidiary, Concepts Acquisition Corp., a Delaware corporation ("CAC"), entered into a Plan of Merger and Acquisition Agreement (the "Acquisition Agreement") with Communications Software Consultants, Inc., a New York corporation ("CommSoft"), and Larry A. Davis, the sole stockholder of CommSoft. CommSoft, headquartered in Albany, New York, is a privately held, international software development and consulting firm specializing in the telecommunications industry. Under the terms of the Acquisition Agreement, the Company agreed to acquire all of the issued and outstanding shares of capital stock of CommSoft ("CommSoft Common Stock") in exchange for 2,482,759 shares of common stock, $.01 par value, of the Company ("Billing Common Stock"). In addition, the Company agreed to issue 10,000 shares of its common stock to Larry A. Davis in connection with the non-competition provisions of the Acquisition Agreement.

         The acquisition was consummated on December 18, 1998, pursuant to the terms of the Acquisition Agreement, upon (i) filing of Certificates of Merger with the Secretaries of State of the States of Delaware and New York, pursuant to which CommSoft merged with and into CAC and became a wholly owned subsidiary of the Company, and (ii) issuance by the Company of an aggregate of 2,492,759 shares of Billing Common Stock to Larry A. Davis. This amount of consideration paid by the Company for the CommSoft Common Stock was arrived at through negotiations between the Company, Larry A. Davis and CommSoft and was based on a variety of factors, including, but not limited to, earnings and revenue, the value of the goodwill and the nature of the software development and consulting industry. Of the 2,492,759 shares issued, 248,275 were deposited in an escrow account to satisfy certain indemnification obligations. The acquisition will be accounted for using the pooling of interests method of accounting. The Company has granted certain registration rights for the shares issued in connection with the acquisition. The Company entered into employment agreements with two principals of CommSoft in connection with this acquisition. In addition, the Company adopted the 1999 CommSoft Acquisition Stock Option Plan pursuant to which nonqualified stock options to purchase an aggregate of 173,153 shares of Billing Common Stock were granted to certain employees of CommSoft in replacement for options to purchase shares of CommSoft Common Stock held by such employees prior to the merger of CommSoft into CAC.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

         It is impractical to provide the required financial statements of CommSoft at the time of filing this Report. It is anticipated that such financial statements will be filed by amendment as soon as practicable but in no event later than 60 days following the date on which this Report must be filed.

         (b)      Pro Forma Financial Information.

         It is impractical to provide the required pro forma financial information with respect to CommSoft at the time of filing this Report. It is anticipated that such financial information will be filed by amendment as soon as practicable but in no event later than 60 days following the date on which this Report must be filed.

         (c)      Exhibit Index.

         Exhibit 2.1 Plan of Merger and Acquisition Agreement dated December 14, 1998, by and among Billing Concepts Corp., Concepts Acquisition Corp., Communications Software Consultants, Inc. and Larry A. Davis (filed herewith)

         Exhibit 10.1 1999 CommSoft Acquisition Stock Option Plan (filed herewith)

         Exhibit 10.2 Form of Option Agreement between Billing Concepts Corp. and former employees of CommSoft under the 1999 CommSoft Acquisition Stock Option Plan (filed herewith)

         Exhibit 10.3 Employment Agreement dated December 18, 1998 by and between Billing Concepts Corp. and Larry A. Davis (filed herewith)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BILLING CONCEPTS CORP.
                                        (Registrant)



Date:  December 22, 1998                By:  /s/ Parris H. Holmes, Jr.
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                                           Parris H. Holmes, Jr.
                                           Chairman of the Board
                                           and Chief Executive Officer











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                               INDEX TO EXHIBITS

         INDEX
         NUMBER            DESCRIPTION
         ------            -----------

         Exhibit 2.1       Plan of Merger and Acquisition Agreement dated
                           December 14, 1998, by and among Billing Concepts
                           Corp., Concepts Acquisition Corp., Communications
                           Software Consultants, Inc. and Larry A. Davis (filed herewith)

         Exhibit 10.1 1999 CommSoft Acquisition Stock Option Plan (filed herewith)

         Exhibit 10.2      Form of Option Agreement between Billing Concepts
                           Corp. and former employees of CommSoft under the 1999
                           CommSoft Acquisition Stock Option Plan (filed herewith)

         Exhibit 10.3 Employment Agreement dated December 18, 1998 by and between Billing Concepts Corp. and Larry A. Davis
                           (filed herewith)